                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 24
Report of Independent Auditors................... 29

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
                                    [GRAPH]

97Q3                                                            4%
97Q4                                                            3%
98Q1                                                          6.9%
98Q2                                                            2%
98Q3                                                          3.9%
98Q4                                                          5.9%
99Q1                                                          3.7%
99Q2                                                          1.9%
99Q3                                                          5.7%
99Q4                                                          5.8%

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                            VAN KAMPEN INCOME TRUST
                           (NYSE TICKER SYMBOL--VIN)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............  (19.81%)
One-year total return based on NAV(2)......................   (0.11%)
 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)...................................................   10.55%
 SHARE VALUATIONS
Net asset value............................................    $7.25
Closing common stock price.................................  $5.6875
One-year high common stock price (01/04/99)................  $7.8125
One-year low common stock price (12/23/99).................  $5.6250

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                            VAN KAMPEN INCOME TRUST

We recently spoke with representatives of the adviser of the Van Kampen Income Trust about the key events and economic forces that shaped the markets during the Trust's fiscal year. The representatives are led by Peter Ehret, portfolio manager, who has managed the Trust since June 1999 and worked in the investment industry since 1988. He is joined by Ted Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12-month period ended December 31, 1999.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE TRUST OPERATED DURING THE PAST 12 MONTHS?

 A After the volatility of late 1998, the new year began on a note of cautious optimism about the economy. As investors grew confident that U.S. economic expansion would not be injured by the global economic problems from the previous year, yield spreads narrowed between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities). In other words, the premium for holding these bonds fell, and they generally outperformed Treasuries.
    As the year progressed, it became clear that the economy had not only averted a slowdown, but was gaining in strength. This robust growth rekindled inflation concerns, which contributed to the Federal Reserve Board's decisions to raise interest rates three times during the period. As a result, Treasuries were significantly affected and posted very poor returns for the year. Higher interest rates also dragged down returns in other rate-sensitive sectors, such as mortgage-backed securities and investment-grade corporate bonds.
    Investors found more to worry about in November, with the potential for year 2000 problems looming on the horizon. These problems failed to materialize at the turn of the year, but concerns lingered about the strong economy and possibility of further Fed action in the year 2000.

 Q    HOW DID THE HIGH-YIELD MARKET FARE IN THIS ENVIRONMENT?

 A Because the high-yield market typically displays lower sensitivity to interest-rate changes than other areas of the fixed-income markets, high-yield, high-risk securities were able to outperform Treasury, mortgage-backed, and investment-grade corporate bonds, despite having a relatively poor year themselves.
    Credit problems and excess supply were among the major issues weighing down the high-yield market, and the Trust was not spared from market value erosion. Credit problems mounted significantly in 1999, and as perceptions of credit risk increased, yields increased and bond values fell. Although the number of bond issuers in financial distress or bankruptcy increased during 1999, the trend began to level off by year-end. The high-yield, high-risk market as a whole appeared to be on the upswing by the end of the reporting period. Excess supply was mitigated as investors' interest in this asset class heightened and the market grew more confident that the year 2000 computer problem would not seriously impact bond issuers and the economy.

 Q    WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST DURING THE PERIOD?

 A We continued to focus on maintaining a high degree of diversification in the Trust's portfolio and using credit analysis to help reduce the risks of challenging market conditions. Given the rising interest-rate environment, we focused on adding new investments in the high-yield sector of the portfolio. Specifically, we maintained a significant allocation to the telecommunications industry, an industry that turned in some of the high-yield market's best results for the year. We also looked for new investments in the government securities and investment-grade bond sector, with an emphasis on mortgage-backed securities that we believed offered value.
    Finally, two changes to the Trust's investment policies were approved by the Trust's Board of Trustees during 1999, to be implemented immediately. First, the management team may now invest up to 15 percent of the Trust's total assets in U.S. dollar-denominated foreign securities. Although we currently do not plan to invest such a large percentage in foreign bonds, we believe there are a number of attractive overseas issues. For more information about the risks involved in foreign investing, please see the Important Trust Update on page 7.
    Second, the management team may now invest up to 25 percent of the Trust's total assets in Treasury and non-Treasury zero-coupon securities, as well as step-up coupon securities, which provide for a period of interest payment deferral followed by a period where cash coupon payments are provided.

 Q    WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

 A As we mentioned earlier, the high-yield market saw an increase in credit erosion in 1999. Some credit problems had a negative impact on the Trust during the year, although these effects were partially mitigated by diversification and credit selection. We were disappointed with some of the Trust's holdings in the supermarket, textile, and food sectors. Despite economic expansion, these sectors experienced limited growth and highly competitive business conditions. As a result, we will be closely monitoring the Trust's holdings in these areas in the coming months.

 Q    IN LIGHT OF THESE CONDITIONS, HOW WERE THE TRUST'S ASSETS ALLOCATED?

 A The Income Trust's portfolio is comprised primarily of high-yield, high-risk corporate bonds and U.S. government securities and agencies. We left the balance between the two sectors basically unchanged during the first half of the year but took advantage of opportunities to adjust the balance in favor of the high-yield sector in the second half. This action reflected our concerns about rising interest rates and our belief that high-yield bonds would outperform mortgage-backed securities in such an environment. At the end of the period, approximately 52 percent of the Trust's long-term investments were allocated to high-yield investments, and 46 percent were invested in Treasury and agency securities. For additional portfolio highlights, please refer to page 9.

 Q    HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

 A The Trust's return was supported by its favorable sector allocations, which helped blunt the negative impact of a poor overall year for the fixed-income market. As a result, the Trust generated a total return of
-19.81 percent(1) at market price and -0.11 percent(2) at net asset value for the 12-month period ended December 31, 1999. This performance reflects a decrease in market price per common share from $7.7500 on December 31, 1998, to $5.6875 on December 31, 1999, which includes reinvestment of dividends totaling $0.60 per share. The dividend represents a distribution rate of 10.55 percent based on the closing common stock price on December 31, 1999.
    By comparison, the Lehman Brothers High Yield Index posted a total return of
2.39 percent for the same period, and the Lehman Brothers Government Index posted a -2.23 percent total return. These broad-based, unmanaged indices reflect the general performance of high-yield bond and government securities. They do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional performance numbers.

 Q    WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND THE TRUST?

 A We anticipate the continued combination of a robust economy and rising interest rates. Against this backdrop, we expect the high-yield market to again outperform the Treasury, mortgage-backed, and investment-grade markets. Within the high-yield market, we believe the telecommunications industry will continue to shine, with returns generally exceeding those of other sectors.
    Although we believe credit quality will continue to level off after falling in 1999, we plan to maintain our efforts to diversify the Trust's high-yield allocation as a defensive method. Overall, we will continue to apply our research-intensive selection process and evaluate bonds on a case-by-case basis to find those that we believe can add the most value to the portfolio.

                             IMPORTANT TRUST UPDATE

    As you may have read on page 5 of the Portfolio Management Review, the Board of Trustees has approved a resolution that will allow the Trust to invest in foreign securities. This change will allow the portfolio management team to select from a greater number of available securities, particularly when the supply of attractive U.S. securities is limited. The Trust may now invest up to 15 percent of its total assets in U.S. dollar-denominated securities of foreign issuers.

    Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting, and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers, and dealers than there is in the U.S., the Trust may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Trust.

                               GLOSSARY OF TERMS

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Utilities                                                                   14.6                               14.2
Consumer Services                                                           13.9                               13.3
Raw Materials/Processing Industries                                          5.8                                6.3
Consumer Distribution                                                        4.2                                5.0
Producer Manufacturing                                                       3.6                                5.0

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
DECEMBER 1989 THROUGH DECEMBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Dec 1989                                                                    7.50                               7.91
                                                                            7.50                               7.71
                                                                            6.88                               7.52
                                                                            7.13                               7.54
                                                                            6.63                               7.47
                                                                            6.75                               7.54
                                                                            6.88                               7.58
                                                                            7.00                               7.64
                                                                            6.50                               7.33
                                                                            5.63                               7.07
                                                                            5.88                               6.84
                                                                            5.88                               6.74
Dec 1990                                                                    5.63                               6.66
                                                                            5.63                               6.68
                                                                            6.50                               6.95
                                                                            6.38                               7.05
                                                                            6.88                               7.14
                                                                            6.75                               7.17
                                                                            7.00                               7.28
                                                                            7.00                               7.39
                                                                            7.38                               7.53
                                                                            7.50                               7.57
                                                                            7.38                               7.68
                                                                            7.38                               7.70
Dec 1991                                                                    7.38                               7.70
                                                                            7.63                               7.81
                                                                            7.75                               7.81
                                                                            7.75                               7.85
                                                                            8.00                               7.86
                                                                            7.88                               7.94
                                                                            8.13                               7.93
                                                                            8.38                               8.00
                                                                            8.25                               8.07
                                                                            8.25                               8.03
                                                                            7.50                               7.83
                                                                            7.75                               7.81
Dec 1992                                                                    7.63                               7.85
                                                                            7.75                               7.95
                                                                            8.25                               7.96
                                                                            7.88                               8.03
                                                                            8.00                               8.03
                                                                            8.00                               8.07
                                                                            8.13                               8.17
                                                                            8.25                               8.15
                                                                            8.13                               8.15
                                                                            7.25                               8.08
                                                                            7.75                               8.13
                                                                            7.75                               8.13
Dec 1993                                                                    7.75                               8.16
                                                                            8.13                               8.25
                                                                            7.25                               8.17
                                                                            7.00                               7.92
                                                                            7.79                               6.88
                                                                            7.00                               7.73
                                                                            7.00                               7.72
                                                                            7.00                               7.70
                                                                            7.25                               7.63
                                                                            7.25                               7.43
                                                                            6.88                               7.36
                                                                            6.63                               7.29
Dec 1994                                                                    6.50                               7.28
                                                                            6.88                               7.35
                                                                            7.13                               7.50
                                                                            7.25                               7.50
                                                                            7.00                               7.58
                                                                            7.13                               7.78
                                                                            7.25                               7.76
                                                                            7.25                               7.75
                                                                            7.00                               7.78
                                                                            7.38                               7.84
                                                                            7.25                               7.86
                                                                            7.13                               7.88
Dec 1995                                                                    7.25                               7.94
                                                                            7.50                               7.96
                                                                            7.38                               7.92
                                                                            7.38                               7.81
                                                                            7.38                               7.79
                                                                            7.38                               7.79
                                                                            7.25                               7.70
                                                                            7.25                               7.74
                                                                            7.50                               7.76
                                                                            7.25                               7.84
                                                                            7.38                               7.86
                                                                            7.63                               7.94
Dec 1996                                                                    7.50                               7.98
                                                                            7.63                               7.89
                                                                            7.50                               7.98
                                                                            7.50                               7.50
                                                                            7.63                               7.76
                                                                            7.63                               7.89
                                                                            7.69                               7.97
                                                                            7.75                               8.04
                                                                            7.44                               7.96
                                                                            7.69                               8.10
                                                                            7.63                               8.09
                                                                            8.00                               8.12
Dec 1997                                                                    8.00                               8.05
                                                                            8.13                               8.16
                                                                            8.13                               8.15
                                                                            8.19                               8.18
                                                                            7.88                               8.19
                                                                            8.06                               8.19
                                                                            7.81                               8.17
                                                                            7.88                               8.17
                                                                            7.44                               7.88
                                                                            7.63                               7.87
                                                                            7.88                               7.69
                                                                            7.94                               7.91
Dec 1998                                                                    7.75                               7.84
                                                                            7.31                               7.90
                                                                            7.13                               7.72
                                                                            7.00                               7.75
                                                                            7.06                               7.78
                                                                            7.06                               7.60
                                                                            6.88                               7.51
                                                                            6.56                               7.47
                                                                            6.56                               7.40
                                                                            6.38                               7.39
                                                                            6.25                               7.36
                                                                            6.00                               7.36
Dec 1999                                                                    5.69                               7.25

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                            VAN KAMPEN INCOME TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1999
[PIE CHART]

                        AAA, US      AA/AA      BBB/BAA      BB/BA        B/B       CCC/CAA      CC/CA        C/C        NON-
                        GOV'T,       -----      -------      -----        ---       -------      -----        ---        RATED
                       AND GOV'T                                                                                         -----
                        AGENCY
                       ---------
As of December 31,       45.7         0.5         1.1         9.1        35.1         3.1         0.5         0.3         4.3
  1999

                         OTHER
                         -----

As of December 31,        0.3
  1999

AS OF DECEMBER 31, 1998
[PIE CHART]

                              AAA, US         BBB/BAA          BB/BA            B/B           CCC/CAA        NON-RATED
                            GOV'T, AND        -------          -----            ---           -------        ---------
                           GOV'T AGENCY
                           ------------
As of December 31, 1998        43.9             1.3             5.9            41.0             3.5             3.6

                               OTHER
                               -----

As of December 31, 1998         0.8

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999

[BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
Jan 1999                                                                        0.0500
Feb 1999                                                                        0.0500
Mar 1999                                                                        0.0500
Apr 1999                                                                        0.0500
May 1999                                                                        0.0500
Jun 1999                                                                        0.0500
Jul 1999                                                                        0.0500
Aug 1999                                                                        0.0500
Sep 1999                                                                        0.0500
Oct 1999                                                                        0.0500
Nov 1999                                                                        0.0500
Dec 1999                                                                        0.0500

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999

 Par
Amount
(000)             Description                     Coupon         Maturity         Market Value

         DOMESTIC CORPORATE BONDS (US $) 44.1%
         CONSUMER DISTRIBUTION  3.3%
$  500   Aurora Foods, Inc., Ser D.....            9.875%         02/15/07         $    508,750
   500   Big 5 Corp., Ser B............           10.875          11/15/07              495,000
   795   Chiquita Brands International,
         Inc...........................           10.000          06/15/09              580,350
   500   Luigino's, Inc................           10.000          02/01/06              432,500
   250   Pantry, Inc...................           10.250          10/15/07              243,750
   360   Pathmark Stores, Inc..........           11.625          06/15/02              127,800
   140   Pathmark Stores, Inc..........           12.625          06/15/02               49,700
 1,250   Pathmark Stores, Inc..........           10.750          11/01/03              156,250
 1,000   Southern Foods Group..........            9.875          09/01/07            1,012,500
                                                                                   ------------
                                                                                      3,606,600
                                                                                   ------------
         CONSUMER DURABLES  2.9%
 1,010   Aetna Industries, Inc.........           11.875          10/01/06            1,035,250
   250   Cambridge Industries, Inc.,
         Ser B.........................           10.250          07/15/07              106,250
 1,000   Sleepmaster LLC, 144A -
         Private Placement (a).........           11.000          05/15/09            1,005,000
   335   Venture Holdings Trust, Ser B.            9.500          07/01/05              299,825
   800   Venture Holdings Trust........           12.000          06/01/09              716,000
                                                                                   ------------
                                                                                      3,162,325
                                                                                   ------------
         CONSUMER NON-DURABLES  1.7%
   850   Consoltex Group, Inc., Ser B..           11.000          10/01/03              854,250
   375   Del Monte Corp................           12.250          04/15/07              414,375
   250   Delta Mills Inc., Ser B.......            9.625          09/01/07              176,250
   500   Outsourcing Services Group,
         Inc...........................           10.875          03/01/06              442,500
                                                                                   ------------
                                                                                      1,887,375
                                                                                   ------------
         CONSUMER SERVICES  11.1%
   550   Amazon.com, Inc. (b)..........         0/10.000          05/01/08              361,625
   250   Americredit Corp..............            9.250          02/01/04              251,875
   150   Argosy Gaming Co..............           10.750          06/01/09              158,250
 1,250   Booth Creek Ski Holdings,
         Inc., Ser B...................           12.500          03/15/07              906,250

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description             Coupon           Maturity         Market Value
----------------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$  500   Bresnan Communications Group,
         Ser B.........................     8.000%         02/01/09         $    501,250
   750   AMFM Inc./Capstar
         Broadcasting (b)..............  0/12.750          02/01/09              667,500
   600   Casino Magic Louisiana Corp.,
         Ser B.........................    13.000          08/15/03              664,500
   910   Charter Communications
         Hldgs, LLC....................     8.250          04/01/07              850,850
   175   Classic Cable, Inc., Ser B....     9.375          08/01/09              169,750
 1,250   Frontiervision Holdings LP
         (b)...........................  0/11.875          09/15/07            1,109,375
   250   Frontiervision Holdings LP,
         Ser B (b).....................  0/11.875          09/15/07              221,875
   500   Isle of Capri Casinos, Inc....     8.750          04/15/09              462,500
   500   IXC Communications, Inc.......     9.000          04/15/08              505,625
   375   Majestic Star Casino LLC, Ser
         B.............................    10.875          07/01/06              364,688
   500   Muzak LLC.....................     9.875          03/15/09              485,000
   700   Northland Cable Television,
         Inc...........................    10.250          11/15/07              705,250
 1,000   NTL, Inc., Ser B (b)..........  0/11.500          02/01/06              915,000
 1,000   Park N View, Inc., Ser B......    13.000          05/15/08              755,000
   375   Premier Parks, Inc............     9.250          04/01/06              367,500
 1,000   Splitrock Services, Inc., Ser
         B.............................    11.750          07/15/08              925,000
   500   Tele-Communications, Inc......     9.250          01/15/23              538,276
   225   United International Holdings,
         Inc., Ser B (b)...............  0/10.750          02/15/08              144,563
   275   United Pan-Europe
         Communication, Ser B (b)......  0/12.500          08/01/09              156,750
   250   Young America Corp., Ser B....    11.625          02/15/06              176,250
                                                                            ------------
                                                                              12,364,502
                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description             Coupon           Maturity         Market Value
----------------------------------------------------------------------------------------
         ENERGY  0.7%
$  130   Chesapeake Energy Corp., Ser
         B.............................     9.625%         05/01/05         $    123,175
   455   Hurricane Hydrocarbons,
         144A - Private Placement (a)
         (c)...........................    11.750          11/01/04              298,025
   500   KCS Energy, Inc., Ser B (c)...    11.000          01/15/03              387,500
                                                                            ------------
                                                                                 808,700
                                                                            ------------
         FINANCE  1.6%
 1,250   Americo Life, Inc.............     9.250          06/01/05            1,256,250
   500   Americredit Corp..............     9.250          02/01/04              502,500
                                                                            ------------
                                                                               1,758,750
                                                                            ------------
         HEALTHCARE  0.8%
   300   Iasis Healthcare Corp.,
         144A - Private Placement
         (a)...........................    13.000          10/15/09              310,500
   550   Oxford Health Plans, Inc......    11.000          05/15/05              536,250
                                                                            ------------
                                                                                 846,750
                                                                            ------------
         PRODUCER MANUFACTURING  1.6%
   200   Compass Aerospace Corp.,
         144A - Private Placement
         (a)...........................    10.125          04/15/05              112,000
   250   Eagle-Picher Industries,
         Inc...........................     9.375          03/01/08              221,250
   750   GS Technologies Operating,
         Inc...........................    12.000          09/01/04              352,500
   810   IMO Industries, Inc...........    11.750          05/01/06              814,050
   250   W.R. Carpenter of North
         America, Inc..................    10.625          06/15/07              143,750
   250   Waxman Industries, Inc., Ser
         B.............................    12.750          06/01/04              122,500
                                                                            ------------
                                                                               1,766,050
                                                                            ------------
         RAW MATERIALS/PROCESSING INDUSTRIES  5.5%
 1,000   Acetex Corp...................     9.750          10/01/03              915,000
   250   American Pacific Corp.........     9.250          03/01/05              252,500
   500   Doe Run Resources Corp., Ser
         B.............................    11.250          03/15/05              478,750
   500   Dyersburg Corp., Ser B........     9.750          09/01/07              202,500
   250   Hydrochem Industrial Services,
         Inc., Ser B...................    10.375          08/01/07              215,625

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description             Coupon           Maturity         Market Value
----------------------------------------------------------------------------------------
         RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$  390   Pioneer Americas Acquisition
         Corp., Ser B..................     9.250%         06/15/07         $    312,000
 1,000   Printpack, Inc., Ser B........    10.625          08/15/06              965,000
   750   Radnor Holdings Corp., Ser
         B.............................    10.000          12/01/03              753,750
   500   Scovill Fasteners, Inc., Ser
         B.............................    11.250          11/30/07              237,500
   250   Sweetheart Cup, Inc...........     9.625          09/01/00              248,750
 1,000   Tekni-Plex, Inc., Ser B.......    11.250          04/01/07            1,090,000
   450   WHX Corp......................    10.500          04/15/05              443,250
                                                                            ------------
                                                                               6,114,625
                                                                            ------------
         TECHNOLOGY  0.7%
 1,000   Crown Castle International
         Corp. (b).....................  0/10.625          11/15/07              765,000
    90   Dictaphone Corp...............    11.750          08/01/05               67,500
                                                                            ------------
                                                                                 832,500
                                                                            ------------
         TRANSPORTATION  1.6%
   500   Atlas Air, Inc................    10.750          08/01/05              512,500
   200   Atlas Air, Inc................     9.250          04/15/08              193,000
 1,000   Greyhound Lines, Inc., Ser
         B.............................    11.500          04/15/07            1,130,000
                                                                            ------------
                                                                               1,835,500
                                                                            ------------
         UTILITIES  12.6%
   300   AES Corp......................     9.500          06/01/09              303,750
   190   Airgate PCS, Inc. (b).........  0/13.500          10/01/09              108,300
   425   Airgate PCS, Inc., Ser UNIT
         (b)...........................  0/13.500          10/01/09              280,500
   500   American Cellular Corp........    10.500          05/15/08              556,875
   400   Centennial Cellular Operating
         Co............................    10.750          12/15/08              428,000
 1,000   Clearnet Communications, Inc.
         (b)...........................  0/14.750          12/15/05              982,500
 1,100   E. Spire Communications, Inc.
         (b)...........................  0/13.000          11/01/05              610,500
   670   Global Crossing Holdings Ltd.,
         144A - Private Placement
         (a)...........................     9.125          11/15/06              664,975
    55   GST Telecommunications, Inc.,
         144A - Private Placement (a)
         (b)...........................  0/13.875          12/15/05               41,113
 1,170   Intermedia Communications,
         Inc. (b)......................  0/12.500          05/15/06            1,029,600
   350   Metromedia Fiber Network,
         Inc...........................    10.000          12/15/09              360,500

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description             Coupon           Maturity         Market Value
----------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
$  500   Microcell Telecommunications,
         Ser B (b).....................  0/14.000%         06/01/06         $    446,250
   480   Nextlink Communications, Inc.,
         144A - Private Placement
         (a)...........................    10.500          12/01/09              489,600
   500   Pegasus Communications Corp.,
         Ser B.........................     9.625          10/15/05              497,500
   750   Price Communications Wireless,
         Inc...........................    11.750          07/15/07              828,750
   175   Primus Telecommunications
         Group.........................    11.750          08/01/04              175,437
   240   Primus Telecommunications
         Group.........................    11.250          01/15/09              232,800
 1,500   PSINET, Inc...................    11.500          11/01/08            1,575,000
 1,250   SBA Communications Corp.
         (b)...........................  0/12.000          03/01/08              768,750
 1,000   Startec Global
         Communications................    12.000          05/15/08              815,000
   500   Triton PCS, Inc. (b)..........  0/11.000          05/01/08              355,000
 1,500   Verio, Inc....................    10.375          04/01/05            1,507,500
   215   Verio, Inc....................    11.250          12/01/08              224,675
   360   Voicestream Wireless Co.,
         144A - Private Placement
         (a)...........................    10.375          11/15/09              371,700
   275   Williams Communications Group,
         Inc...........................    10.700          10/01/07              288,406
                                                                            ------------
                                                                              13,942,981
                                                                            ------------
         TOTAL DOMESTIC CORPORATE BONDS  44.1%..........................      48,926,658
                                                                            ------------
         FOREIGN BONDS AND DEBT SECURITIES (US $)  7.5%
         BERMUDA  0.5%
   750   Pegasus Shipping Hellas Ltd.,
         Ser A (c).....................    11.875          11/15/04              273,750
   250   Sea Containers Ltd., Ser B....    12.500          12/01/04              256,250
                                                                            ------------
                                                                                 530,000
                                                                            ------------
         BRAZIL  0.7%
   500   Mrs Logistica, Ser B,
         144A - Private Placement
         (a)...........................    10.625          08/15/05              357,500
   500   Multicanal Participacoes, Ser
         B.............................    12.625          06/18/04              480,000
                                                                            ------------
                                                                                 837,500
                                                                            ------------
         CHINA  0.5%
 1,000   Cathay International Ltd.,
         144A - Private Placement
         (a)...........................    13.500          04/15/08              520,000
                                                                            ------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description             Coupon           Maturity         Market Value
----------------------------------------------------------------------------------------
         MEXICO  1.8%
$  850   Cemex SA de CV, 144A - Private
         Placement (a).................     9.250%         06/17/02         $    867,000
 1,000   Gruma SA de CV................     7.625          10/15/07              872,500
   250   Vicap SA......................    10.250          05/15/02              241,875
                                                                            ------------
                                                                               1,981,375
                                                                            ------------
         NETHERLANDS  0.9%
   500   Hermes Europe Railtel BV......    10.375          01/15/09              495,000
   750   Netia Holdings BV, Ser B
         (b)...........................  0/11.250          11/01/07              491,250
                                                                            ------------
                                                                                 986,250
                                                                            ------------
         SWEDEN  0.4%
   500   Stena AB......................    10.500          12/15/05              460,000
                                                                            ------------
         UNITED KINGDOM  2.7%
   300   Cenargo International PLC.....     9.750          06/15/08              251,250
 1,000   Diamond Cable Communication
         Co............................    13.250          09/30/04            1,076,250
   250   Diamond Cable Communication
         Co. (b).......................  0/11.750          12/15/05              236,250
 1,000   Filtronic PLC.................    10.000          12/01/05              972,500
   500   Telewest Communications PLC
         (b)...........................  0/11.000          10/01/07              466,250
                                                                            ------------
                                                                               3,002,500
                                                                            ------------
         TOTAL FOREIGN BONDS AND DEBT SECURITIES (US $)  7.5%...........       8,317,625
                                                                            ------------
         U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (US $)  43.7%
 5,000   Federal Farm Credit Bank
         Medium Term Notes.............     6.375          08/06/07            4,797,150
 1,993   Government National Mortgage
         Association Pool..............     6.500      07/15/29-08/15/29       1,871,702
 4,439   Government National Mortgage
         Association Pool..............     7.500      07/15/23-09/15/29       4,395,581
 2,773   Government National Mortgage
         Association Pool..............     8.000      03/15/17-10/15/22       2,806,733
 1,033   Government National Mortgage
         Association Pool..............     8.500      01/15/23-12/15/24       1,062,980
 1,938   Government National Mortgage
         Association Pool..............     9.000      05/15/16-12/15/24       2,040,703

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description             Coupon           Maturity         Market Value
----------------------------------------------------------------------------------------
         U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$  384   Government National Mortgage
         Association Pool..............     9.500%     11/15/09-06/15/20    $    410,528
 3,500   U.S. Treasury Bonds...........     7.250          05/15/16            3,655,785
 3,000   U.S. Treasury Bonds...........     7.500          11/15/16            3,206,850
11,500   U.S. Treasury Bonds...........     8.875          02/15/19           13,983,655
 8,000   U.S. Treasury Notes...........     7.000          07/15/06            8,189,520
 2,000   U.S. Treasury Notes...........     7.500          11/15/16            2,062,800
                                                                            ------------
         TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
         43.7%..........................................................      48,483,987
                                                                            ------------
Description                                                                      Market Value
---------------------------------------------------------------------------------------------
EQUITIES  0.3%
American Telecasting, Inc., 144A - Private Placement
  (250 Common Stock Warrants) (a) (c)........................................             250
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock Warrants) (c)........             600
HF Holdings Inc. (5,260 Common Stock Warrants) (c)...........................           5,786
Metronet Communications Corp. (250 Common Stock Warrants) (c)................          20,875
NTL, Inc., 144A - Private Placement (1,188 Common Stock Warrants) (a) (c)....         158,004
Optel, Inc., 144A - Private Placement (500 Common Shares) (a) (c)............           1,000
Park N View, Inc., 144A - Private Placement
  (1,000 Common Stock Warrants) (a) (c)......................................             250
Signature Brands, Inc. (500 Common Stock Warrants) (c).......................          10,750
Splitrock Services Inc. (5,692 Common Shares) (c)............................         113,128
Star Gas Partners, LP (143 Limited Partnership Interest Units)...............           1,895
Startec Global Communications, 144A  -  Private Placement
  (1,000 Common Stock Warrants) (a) (c)......................................           1,000
Superior National Capital Trust I (2,500 Exchange Preferred Securities)......         115,000
                                                                                 ------------
TOTAL EQUITIES...............................................................         428,538
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $114,212,924)........................................................     106,156,808

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

Description                                                                      Market Value
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  1.4%
BA Securities ($1,614,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at
$1,614,370)
  (Cost $1,614,000)..........................................................    $  1,614,000
                                                                                 ------------
TOTAL INVESTMENTS  97.0%
  (Cost $115,826,924)........................................................     107,770,808
OTHER ASSETS IN EXCESS OF LIABILITIES  3.0%..................................       3,282,772
                                                                                 ------------
NET ASSETS  100.0%...........................................................    $111,053,580
                                                                                 ============

(a) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $115,826,924).......................    $107,770,808
Cash........................................................       1,129,129
Interest Receivable.........................................       2,294,349
Other.......................................................          38,740
                                                                ------------
      Total Assets..........................................     111,233,026
                                                                ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................          61,866
  Reports to Shareholders...................................          24,999
  Administrative Fee........................................          19,064
  Custody...................................................          10,309
  Affiliates................................................           4,052
Trustees' Deferred Compensation and Retirement Plans........          35,038
Accrued Expenses............................................          24,118
                                                                ------------
      Total Liabilities.....................................         179,446
                                                                ------------
NET ASSETS..................................................    $111,053,580
                                                                ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,308,194 shares issued and outstanding).....    $122,340,720
Accumulated Undistributed Net Investment Income.............         727,515
Accumulated Net Realized Loss...............................      (3,958,539)
Net Unrealized Depreciation.................................      (8,056,116)
                                                                ------------
NET ASSETS..................................................    $111,053,580
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($111,053,580 divided by
  15,308,194 shares outstanding)............................    $       7.25
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $10,648,625
Other.......................................................        238,781
                                                                -----------
    Total Income............................................     10,887,406
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        751,853
Administrative Fee..........................................        115,670
Custody.....................................................         31,974
Trustees' Fees and Related Expenses.........................         31,920
Legal.......................................................          2,204
Other.......................................................        167,553
                                                                -----------
    Total Expenses..........................................      1,101,174
    Less Credits Earned on Cash Balances....................            418
                                                                -----------
    Net Expenses............................................      1,100,756
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 9,786,650
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(1,758,573)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       (283,575)
  End of the Period.........................................     (8,056,116)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (7,772,541)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(9,531,114)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $   255,536
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  9,786,650        $ 10,041,185
Net Realized Gain/Loss.........................     (1,758,573)            422,724
Net Unrealized Depreciation During the
  Period.......................................     (7,772,541)         (3,842,124)
                                                  ------------        ------------
Change in Net Assets from Operations...........        255,536           6,621,785
Distributions from Net Investment Income.......     (9,184,551)         (9,863,152)
                                                  ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     (8,929,015)         (3,241,367)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.................................            -0-             141,700
                                                  ------------        ------------
TOTAL DECREASE IN NET ASSETS...................     (8,929,015)         (3,099,667)
NET ASSETS:
Beginning of the Period........................    119,982,595         123,082,262
                                                  ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $727,515 and $386,440, respectively).........   $111,053,580        $119,982,595
                                                  ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                         -------------------------------------------
                                          1999      1998     1997     1996     1995
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................     $7.838   $8.050   $7.926   $ 7.94   $ 7.28
                                         -------   ------   ------   ------   ------
  Net Investment Income..............       .639     .657     .663     .658      .65
  Net Realized and Unrealized
    Gain/Loss........................      (.623)   (.224)    .183    (.011)    .655
                                         -------   ------   ------   ------   ------
Total from Investment Operations.....       .016     .433     .846     .647    1.305
Less Distributions from Net
  Investment Income..................       .600     .645     .722     .661     .645
                                         -------   ------   ------   ------   ------
Net Asset Value, End of the Period...     $7.254   $7.838   $8.050   $7.926   $ 7.94
                                         =======   ======   ======   ======   ======
Market Price Per Share at End of the
  Period.............................    $5.6875   $7.750   $8.000   $7.500   $7.250
Total Investment Return at Market
  Price (a) (c)......................    (19.81%)   5.05%   16.97%   12.95%   21.83%
Total Return at Net Asset
  Value (b) (c)......................     (0.11%)   5.51%   11.32%    8.61%   19.13%
Net Assets at End of the Period (In
  millions)..........................     $110.9   $120.0   $123.1   $121.2   $121.4
Ratio of Operating Expenses to
  Average Net Assets.................       .95%     .96%     .91%    1.00%     .94%
Ratio of Net Investment Income to
  Average Net Assets.................      8.46%    8.17%    8.32%    8.40%    8.50%
Portfolio Turnover...................        28%      47%      55%      36%      34%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

--------------------------------------------------------------------------------

Year Ended December 31,
-----------------------------------------------------
       1994      1993      1992       1991      1990
-----------------------------------------------------
      $ 8.15    $ 7.85    $  7.70    $ 6.66    $ 7.90
      ------    ------    -------    ------    ------
         .65       .78       .845       .88      .974
      (.8577)     .285      .1625      1.05    (1.242)
      ------    ------    -------    ------    ------
      (.2077)    1.065     1.0075      1.93     (.268)
       .6623      .765      .8575       .89      .972
      ------    ------    -------    ------    ------
      $ 7.28    $ 8.15    $  7.85    $ 7.70    $ 6.66
      ======    ======    =======    ======    ======
      $6.500    $7.750    $ 7.625    $7.375    $5.625
      (8.06%)   11.82%     15.22%        --        --
      (2.08%)   14.36%     13.61%        --        --
      $111.4    $124.7    $ 119.6    $116.3    $100.6
        .96%     1.00%       .99%     1.03%     1.00%
       7.94%     8.99%     10.71%    12.11%    13.25%
         45%       53%        54%       50%       29%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of debt securities.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Trust investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At December 31, 1999, debt securities rated below investment grade and comparable unrated securities represented approximately 52% of the long-term investment portfolio.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when-issued or delayed delivery purchase commitments.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,516,168 which will expire between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $115,858,442, the aggregate gross unrealized appreciation is $1,644,758 and the aggregate gross unrealized depreciation is $9,732,392, resulting in net unrealized depreciation on long- and short-term investments of $8,087,634.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

                               December 31, 1999
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 1999, a permanent book and tax difference relating to the expiration of a capital loss carryforward in the amount of $10,053,213 was reclassified from capital to accumulated net realized loss. Net permanent book and tax differences relating to paydowns on mortgage-backed securities and consent fee income totaling $279,722 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to market discounts on bonds sold in the amount of $14,998 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Finally, a permanent book and tax difference, in the amount of $3,700 of non-deductible expenses, was reclassified from capital to accumulated undistributed net investment income.

F. EXPENSE REDUCTION--During the period ended December 31, 1999, the Trust's custody fee was reduced by $418 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average weekly net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and providing certain services to shareholders.
    For the year ended December 31, 1999, the Trust recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                               December 31, 1999
--------------------------------------------------------------------------------

    For the year ended December 31, 1999, the Trust recognized expenses of approximately $43,800 representing Van Kampen's cost of providing accounting services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At December 31, 1999 and December 31, 1998, paid in surplus related to common shares aggregated $122,340,720 and $132,397,633, respectively.
    Transactions in common shares were as follows:

                                         YEAR ENDED          YEAR ENDED
                                      DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------
Beginning Shares.....................    15,308,194          15,290,019
Shares Issued Through Dividend
  Reinvestment.......................           -0-              18,175
                                         ----------          ----------
Ending Shares........................    15,308,194          15,308,194
                                         ==========          ==========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $31,296,258 and $33,788,971, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, manage the portfolio's effective yield, or generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in the value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a

                               December 31, 1999
--------------------------------------------------------------------------------

futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
    Summarized below are the specific types of derivative financial instruments which may have been used by the Trust.

FORWARD COMMITMENTS--The Trust may trade certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Trust and dealers. While forward commitments are outstanding, the Trust maintains collateral of cash or liquid securities in a segregated account with its custodian. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in the value reflected as a component of unrealized appreciation/ depreciation. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
    At December 31, 1999 there were no forward committments outstanding.

                         REPORT OF INDEPENDENT AUDITORS

To Shareholders and Board of Trustees of
Van Kampen Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Income Trust, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, IL
February 15, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

* Closed to new investors
** Open to new investors for a
limited time

                            VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000
 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

                Inquiries about an investor's account should be
                    referred to the trust's transfer agent:
                                  EQUISERVE LP
                                 P.O. Box 8200
                        Boston, Massachusetts 02266-8200
                           Telephone: (800) 821-1238
                               ALASKA AND HAWAII
                          Call Collect: (781) 575-2000
                    Ask for closed end fund account services

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.